FI P1 P2 P4 03/17

SUPPLEMENT DATED FEBRUARY 27, 2017

TO THE PROSPECTUSES DATED

MAY 1, 2016

OF

FRANKLIN INCOME VIP FUND

 (A series of Franklin Templeton Variable Insurance Products Trust)

Effective March 1, 2017, the Prospectus is amended as follows:

I. The section in the Fund Summary under the heading “Portfolio Managers” on page FI-S5 is revised as follows:

Portfolio Managers

Edward D. Perks, CFA   Executive Vice President of Advisers and portfolio manager of the Fund since 2002.

Matthew D. Quinlan   Vice President of Advisers and portfolio manager of the Fund since 2012.

Richard S. Hsu, CFA   Vice President of Advisers and portfolio manager of the Fund since March 2017.

Todd Brighton, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since March 2017.

II. In the Fund Details, under the heading “Management”, the portfolio manager information on page FI-D9 is revised as follows:

Edward D. Perks, CFA   Executive Vice President of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

Matthew D. Quinlan   Vice President of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

Richard S. Hsu, CFA   Vice President of Advisers

Mr. Hsu has been a portfolio manager of the Fund since March 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

Todd Brighton, CFA  Portfolio Manager of Advisers

Mr. Brighton has been a portfolio manager of the Fund since March 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

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